03:19:56 PM                                             EXHIBIT 99. 1


                       MBNA MASTER CREDIT CARD TRUST 91-1

                           KEY PERFORMANCE FACTORS
                                    August, 1996



        Scheduled Maturity                                        4/15/97


        Coupon                                                      7.75%


        Excess Protection Level
          3 Month Average                                           5.73%
        August, 1996                                                6.51%
        July, 1996                                                  5.30%
        June, 1996                                                  5.37%


        Cash Yield                                                 21.11%


        Investor Charge Offs                                        4.35%


        Base Rate                                                  10.25%


        Over 35 Day Delinquency                                     4.51%


        Seller's Interest                                          25.59%


        Total Payment Rate                                         10.99%


        Total Principal Balance                         $9,048,871,419.50


        Investor Participation Amount                     $666,666,666.68


        Seller Participation Amount                     $2,315,538,086.13